SOUND SHORE FUND


                      SUPPLEMENT DATED OCTOBER 21, 2003 TO
                          PROSPECTUS DATED MAY 1, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

1. On page 9, under the caption "Portfolio Managers," the following information replaces the first paragraph:

The portfolio managers of the Fund are Harry Burn, III, T. Gibbs Kane, Jr. and John P. DeGulis. Messrs. Burn, Kane and DeGulis are responsible for the day-to-day investment policy, portfolio management and investment research for the Fund. Their business experiences and educational backgrounds are as follows:

2. Also on page 10, add the following as the last paragraph under "Portfolio Managers:"

JOHN P. DEGULIS has been with the Adviser since January 1996. He received a B.A. in Economics from Northwestern University, and his M.B.A. from Columbia Business School.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE